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           EXHIBIT 10(h): PAYCHEX, INC. INDEMNIFICATION AGREEMENT WITH
                                  WALTER TUREK

                            INDEMNIFICATION AGREEMENT

      THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made, entered into and effective this 12th day of May, 2003 by and between WALTER TUREK ("Turek") and PAYCHEX, INC. ("Paychex") and RAPID PAYROLL, INC. ("RPI").

                                    RECITALS

      WHEREAS, Turek is the Senior Vice President of Sales and Marketing of Paychex;

      WHEREAS, Paychex and RPI, along with others, have been sued in the following actions brought in the Superior Court of the State of California for the County of Los Angeles, United States District Court for the Central District of California, United States District Court for the Southern District of Texas - Houston Division, and New York Supreme Court for the County of Monroe (the "Lawsuits") for purported breaches of software licensing agreements as well as other claims;

      WHEREAS, Paychex has agreed to indemnify Turek against claims and liability arising from the Lawsuits and Turek has agreed to be indemnified by Paychex against claims and liability in the Lawsuits; and

      WHEREAS, Paychex and Turek desire to reduce their agreement to writing.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. INCORPORATION OF RECITALS. The Recitals to this Agreement are hereby incorporated into and made a part of this Agreement.

      2. INTENT. This Agreement is executed in order to protect Turek from any claims made against him arising from the transactions or occurrences related to the Lawsuits and relating to Turek's employment at Paychex.

      3. INDEMNIFICATION. Paychex and RPI agree to indemnify, protect, defend, and hold harmless Turek, his heirs, executors, and administrators from and against any liability, loss, claim, demand, damage, cost or expense (including, without limitation, professional fees for attorneys and other consultants, whether incurred before trial, at trial, on appeal, or in any bankruptcy or post-judgmental proceedings), which arise from the Lawsuits. Notwithstanding anything contained herein to the contrary, Paychex and RPI's agreement to indemnify Turek hereunder shall not extend to actions arising out of or based upon the gross negligence or willful misconduct of Turek.

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      4.    GOVERNING LAW, JURISDICTION, AND VENUE. This Agreement shall be construed, in all respects, according to the laws of the State of New York. The parties hereby consent to jurisdiction in the State of New York.

      5. MODIFICATION AND ASSIGNMENT. This Agreement shall not be amended or modified, except in writing signed by the parties [nor assigned without the consent of the other party]. Subject to the foregoing, this Agreement shall be binding upon the parties and inure to the benefit of the parties' permitted successors and assigns.

      6. COUNTERPART. This Agreement may be executed in counterparts, which may be by facsimile, each of which when executed and delivered, shall be deemed to be an original, and all of which taken together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

WITNESSES:

/s/ Stephanie Schaeffer                      /s/ Walter Turek
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Name: Stephanie Schaeffer                    Name: Walter Turek

/s/ Dana L. Bolia
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Name: Dana L. Bolia

/s/ Stephanie Schaeffer                      Paychex, Inc.
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Name: Stephanie Schaeffer

/s/ Dana L. Bolia                            By: /s/ B. Thomas Golisano
----------------------------------               -------------------------------
Name: Dana L. Bolia                              Name: B. Thomas Golisano
                                                 Title: Chairman, President, and
                                                  Chief Executive Officer

/s/ Stephanie Schaeffer                      Rapid Payroll, Inc.,
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Name: Stephanie Schaeffer

/s/ Dana L. Bolia                            By: /s/ John Morphy
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Name: Dana L. Bolia                              Name: John Morphy
                                                 Title: Secretary, Treasurer,
                                                  Director

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